UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2020

TREEHOUSE FOODS, INC.

(Exact Name of Registrant as Specified in Charter)

Commission File Number: 001-32504

Delaware	20-2311383
(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

2021 Spring Road Suite 600 Oak Brook, IL	60523
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (708) 483-1300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	THS	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events

Change in Segment Reporting

On February 26, 2020, TreeHouse Foods, Inc. (the “Company”) issued a press release announcing the Company will change its organizational structure to modify how the Company manages its business and allocates resources. Beginning in the first quarter of 2020, the Company will reorganize its reportable segments from three divisions, currently organized and managed by products (Baked Goods, Beverages and Meal Solutions) to two divisions organized and managed according to market dynamics (Snacking & Beverages and Meal Preparation).

In connection with the reorganization, the Company also issued a separate press release announcing the appointment of Kevin Jackson, as the Company’s Senior Vice President and President, Snacking & Beverages, as discussed below.

The foregoing is qualified by reference to the press release that is attached as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Appointment of Senior Vice President and President, Snacking & Beverages

Also on February 26, 2020, the Company also announced in a press release that Kevin Jackson has joined the Company as Senior Vice President and President, Snacking & Beverages. He will report directly to Chief Executive Officer and President of the Company, Steve Oakland. Mr. Jackson has over 25 years of consumer packaged goods management, marketing and sales experience. He was most recently Senior Vice President, U.S. Retail Sales & North American Away From Home Division, for The J.M. Smucker Company (NYSE: SJM), where he led the company’s U.S. efforts in Pet, Coffee, and Consumer Goods and oversaw the restaurant, foodservice and convenience channels.

The foregoing is qualified by reference to the press release that is attached as Exhibit 99.2 to this Current Report on Form 8-K, which is incorporated herein by reference.

The information in this Form 8-K under Item 8.01, and Exhibit 99.1 and Exhibit 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific referencing in such filing.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Other Events

(d) Exhibits:

Exhibit Number	Exhibit Description

99.1	Press release dated February 26, 2020.

99.2	Press release dated February 26, 2020.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TreeHouse Foods, Inc.

Date: February 26, 2020	By:	/s/ Thomas E. O’Neill

Thomas E. O’Neill
General Counsel, Executive Vice President, Chief Administrative Officer and officer duly authorized to sign on behalf of the registrant